SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 5, 2003

GENESIS MICROCHIP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33477	77-0584301
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2150 Gold Street Alviso, California		95002
(Address of principal executive offices)		(Zip Code)

(408) 262-6599
(Registrant’s telephone number, including area code)

ITEM 5.	OTHER EVENTS.

On August 5, 2003, Genesis Microchip Inc., a Delaware corporation (“Genesis”), entered into a Termination and Release Agreement (the “Termination Agreement”) by and among Genesis, Pixelworks, Inc., an Oregon corporation (“Pixelworks”), and Display Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Pixelworks. A copy of the Termination Agreement is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

On August 5, 2003, Genesis and Pixelworks issued a joint press release announcing that Genesis and Pixelworks had entered into the Termination Agreement. The joint press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits:

10.22	Termination and Release Agreement, dated as of August 5, 2003, among Genesis Microchip Inc., Display Acquisition Corporation and Pixelworks, Inc.

99.1	Joint press release of Genesis Microchip Inc. and Pixelworks, Inc. issued on August 5, 2003.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS MICROCHIP INC.

Date: August 5, 2003	By:	/s/ ERIC ERDMAN
Name: Eric Erdman
Title: Interim Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
10.22	Termination and Release Agreement, dated as of August 5, 2003, among Genesis Microchip Inc., Display Acquisition Corporation and Pixelworks, Inc.

99.1	Joint press release of Genesis Microchip Inc. and Pixelworks, Inc. issued on August 5, 2003.

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